SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 23, 2008

SIONIX CORPORATION
(Exact name of Company as specified in Charter)

Nevada	002-95626-D	87-0428526
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

2082 Michelson Drive, Suite 306
Irvine, California 92612
(Address of Principal Executive Offices)

(949) 752-7980
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On May 28, 2008, Richard H. Papalian, our Chief Executive Officer, determined that the financial statements included in our Annual Report on Form 10-KSB (“Form 10-KSB”) as of and for the year ended September 30, 2007, and our Quarterly Report on Form 10-QSB (“Form 10-QSB”) as of and for the three months ended December 31, 2007, can no longer be relied upon. This determination was based on the results of an analysis performed by the Company on the classification and valuation of all outstanding securities and contracts that were exercisable or convertible into shares of our common stock as of September 30, 2007 and December 31, 2007. We filed a Current Report on Form 8-K disclosing this information on May 29, 2008 (the “Original Report”). We are filing this amendment to the Original Report to provide additional information about the restatement of our financial statements.

We determined that as of July 18, 2007, the number of shares of common stock that would be required to be issued if all of our convertible securities, including debt securities, options and warrants, were converted or exercised would exceed the number of shares of available, unissued, and authorized common stock. The result was that we no longer controlled share settlement under the guidance provided by Emerging Issue Task Force (EITF) 00-19, Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock, and we were, therefore, required to classify all outstanding securities or contracts convertible or exercisable into shares of our common stock as liabilities as of July 18, 2007.

We also determined that our original calculation relating to the number of shares of common stock that we would be required to issue if all of our convertible securities, including debt securities, options and warrants, were exercised or converted had been misstated as of September 30, 2007. The difference between the original calculation and the recalculation is illustrated below.

	As Originally Calculated	As Recalculated
Authorized shares per Articles of Incorporation	150,000,000	150,000,000
Outstanding shares	(106,635,201)	(106,635,201)
Available shares	43,364,799	43,364,799
Securities convertible or exercisable into common stock shares:
2001 Executive Officers Stock Option Plan	7,343,032	7,034,140
Advisory Board Compensation		11,520,000
2004 Stock Purchase Agreement		1,463,336
Warrants Related to 2004 Stock Purchase Agreement		1,463,336
Warrants Issued for Services		1,010,000
Beneficial Conversion Features	32,009,087	36,606,318
Warrants Related to $1,025,000 of Subordinated Convertible Debentures	2,159,088	2,795,454
	41,511,207	61,892,584

Adjustments to the original calculation included the following:

1.
In 2001, we adopted the 2001 Executive Officers Stock Option Plan. Options to purchase 7,034,140 shares of common stock have been issued from the plan. The original calculation indicated that options to purchase 7,343,032 shares of common stock were issued from the plan, an overstatement of 308,892 shares of common stock.

2.
On October 1, 2004, we formed an advisory board consisting of four members. Each member was to receive $5,000 monthly from October 1, 2004 to February 22, 2007 (for a total of $576,000), convertible into shares of our common stock at $0.05 per share ($576,000/$.05 = 11,520,000 shares of common stock). This accrued expense, which was convertible into shares of our common stock, was not included in the original calculation.

3.
Under the terms of a 2004 Stock Purchase Agreement, we were to issue 1,463,336 shares of common stock to certain investors that had previously remitted funds to us during the period from February 9, 2004 to August 25, 2004. These shares were not included in the original calculation.

4.
Under the terms of the 2004 Stock Purchase Agreement, we issued warrants to purchase 1,463,336 shares of common stock to these investors at an exercise price of $0.03 per share. The warrants were not included in the original calculation.

5.
On November 14, 2006, we entered into agreements for services pursuant to which we issued warrants to purchase a total of 1,010,000 shares of common stock. Of that amount, 850,000 shares may be purchased at an exercise price of $0.05 per share and 160,000 shares may be purchased at an exercise price of $0.25 per share. The warrants expire on November 13, 2011. These warrants were not included in the original calculation.

6.
As of September 30, 2007, we had Convertible Bridge Notes (“Bridge Notes”) outstanding totaling $1,861,000 that included embedded beneficial conversion features that allowed for the conversion of the Bridge Notes into shares of common stock at rates between $0.01 and $0.22, and matured between June 2008 and December 2008. The Bridge Notes accrue interest at rates between 8% and 10%, and any accrued but unpaid interest is also convertible into shares of common stock. The original calculation of the beneficial conversion feature did not include accrued interest of $209,843 that could be converted into 4,597,231 shares of common stock at maturity.

7.
On July 18, 2007 we completed an offering of $1,025,000 in principal amount of Subordinated Convertible Debentures to a group of institutional and accredited investors. As part of this offering we issued warrants to purchase 2,795,454 shares of common stock at a price of $0.50 per share. The number of warrant shares in the original calculation was 2,159,088.

Based on the result of the recalculation, we analyzed the effect on the balance sheet and the statements of operations and cash flows for the classification and valuation for all outstanding securities and contracts that were exercisable or convertible into shares of common stock as of September 30, 2007.

In addition to the above analysis, we analyzed the classification of general and administrative expenses for the year ended September 30, 2007, and determined that research and development costs of $526,466, a legal settlement of $89,654 and income tax expense of $2,592 were incorrectly classified as general and administrative expenses.

Based on our analysis to date, table 1 shows the effect we expect the restatement to have on our balance sheet, statement of operations and statement of cash flows for the year ended September 30, 2007.

Table 1

	As Previously Stated	2001 Executive Officers Option Plan	Advisory Board Compensation	Warrants Related to 2004 Stock Purchase Agreement	Warrants Issued for Services	Beneficial Conversion Features and Beneficial Conversion Features Discount	Warrants Related to $1,025,000 of Convertible Bridge Notes and Warrant Discount	Reclassifications	As Restated
Balance Sheet
Accrued expenses	$1,687,673		$380,441						$2,068,114
Convertible Notes, net	920,337					(73,114)	(70,751)		776,472
Warrant liability	-	1,926,914			299,635		499,932		2,726,481
Beneficial conversion
feature liability			576,000			1,430,812			2,006,812
Additional paid-in capital	14,712,527	(2,271,879)		(45,663)	(274,999)	(1,021,569)	(340,583)		10,757,834
Deficit accumulated
during development stage	(17,300,147)	344,965	(956,441)	45,663	(24,636)	(336,129)	(88,598)		(18,315,323)

Statement of Operations (for the
year ended September 30, 2007)
General and administrative	$1,423,347		$153,354		$55,398		$87,736	$(618,712)	$1,101,123
Research and development	-							526,466	526,466
Interest expense	(550,935)					(336,129)	(55,179)		(942,243)
Decrease in
warrant liability	-	344,965		70,029	30,762		54,317		500,073
Increase in
beneficial conversion feature			(4,044)						(4,044)
Legal settlement	-							89,654	89,654
Income tax expense								2,592	2,592

Statement of Operations (since
inception)
General and administrative	$13,153,569		$250,546	$24,367	$55,398		$87,736	$(618,712)	$12,952,904
Research and development	1,449,474							526,466	1,975,940
Interest expense	(785,621)					(336,129)	(55,179)		(1,176,929)
Decrease in
warrant liability	-	344,965		70,029	30,762		54,317		500,073
Increase in
beneficial conversion feature			(4,044)						(4,044)
Legal settlement	(434,603)							89,654	(344,949)
Income tax expense	9,900							2,592	12,492

Statement of Cash Flows (for the
year ended September 30, 2007)
Net loss	$(2,001,094)	$344,965	$(157,398)	$70,029	$(24,636)	$(336,129)	$(88,598)		$(2,192,861)
Advisory board compensation earned
prior to October 1, 2007			(480,000)						(480,000)
Increase in fair value of beneficial
conversion features related to
advisory board compensation			(269,851)						(269,851)
Amortization of beneficial conversion
features liability discount
related to advisory board
compensation prior to October 1, 2007			(49,193)						(49,193)
Stock based compensation expense-
consultant	84,292				55,398		124,697		264,387
Decrease in warrant liability	-	(344,965)		(70,029)	(30,762)		(54,317)		(500,073)
Increase in beneficial conversion
feature liability			4,044						4,044
Accrued expenses	566,277		895,044					(15,376)	1,445,945
Accrual of liquidating damages	-							15,375	15,375

	As Previously Stated	2001 Executive Officers Stock Option Plan	Advisory Board Compensation	Warrants Related to 2004 Stock Purchase Agreement	Warrants Issued for Services	Beneficial Conversion Features and Beneficial Conversion Features Discount	Warrants Related to $1,025,000 of Convertible Bridge Notes and Warrant Discount	Reclassifications	As Restated
Statement of Cash Flows (since
inception)
Net loss	$(17,300,147)	$344,965	$(956,441)	$45,663	$(24,636)	$(336,129)	$(88,598)		$(18,315,323)
Advisory board compensation earned
prior to October 1, 2007			(480,000)						(480,000)
Increase in fair value of beneficial
conversion features related to
advisory board compensation			(269,851)						(269,851)
Amortization of beneficial conversion
features liability discount
related to advisory board
compensation prior to October 1, 2007			(49,193)						(49,193)
Stock based compensation expense-
consultant	84,292				55,398		124,697		264,387
Decrease in warrant liability	-	-		-	-		-		-
Increase in beneficial conversion
feature liability			-						-
Amortization of consulting fees	13,075							(13,075)	-
Increase in warranty liability	-	(344,965)	-	(70,029)	(30,762)		(54,317)		(500,073)
Decrease in other assets	40,370							(40,370)	-
Increase in advances to employees	(512,077)							512,077	-
Decrease in other receivables	3,000							(3,000)	-
Increase in deposits	(104,600)							104,600	-
Other current assets	-							(509,077)	(509,077)
Other assets	-							(64,230)	(64,230)
Accrued expenses	1,702,873							(14,427)	1,688,446
Accrual of liquidating damages								15,375	15,375
Proceeds from issuance of notes	2,318,433							(457,433)	1,861,000
Proceeds from notes payable, related party	-							457,433	457,433
Increase in fair value of warrants
at date of issuance							(25,050)		(25,050)
Increase in fair value of beneficial
conversion features discount
at date of issuance						(473,798)			(473,798)
Issuance of common stock for cash	7,376,094							10,000	7,386,094
Receipt of cash for stock to be issued	53,900							(10,000)	43,900

We also undertook this analysis for the three month period ended December 31, 2007 and we again determined that the number of shares of common stock that we would be required to issue if all of our convertible securities were exercised or converted had been misstated.

Based on our analysis to date, table 2 shows the effect we expect the restatement to have on our balance sheet, statement of operations and statement of cash flows for the three months ended December 31, 2007.

Table 2

	As Previously Stated	2001 Executive Officers Option Plan	Advisory Board Compensation	Warrants Related to 2004 Stock Purchase Agreement	Warrants Issued for Services for the Year Ended September 30, 2007	Beneficial Conversion Features and Beneficial Conversion Features Discount	Warrants Related to $1,025,000 of Convertible Bridge Notes and Warrant Discount	Warrants Issued to Consultant for the Three Months Ended December 31, 2007	Options Issued to Employees for the Three Month Period Ended December 31, 2007	Reclassifications	As Restated
Balance Sheet
Accrued expenses	$1,777,077		$395,545								$2,172,622
Convertible Notes, net	1,229,817					(17,076)	(40,686)				1,172,055
Warrant liability	-	1,223,588			206,873		321,777	1,515,432	1,870,362		5,138,032
Beneficial conversion
feature liability	-		576,000			1,222,662					1,798,662
Additional paid-in capital	15,643,156	(2,271,879)		(45,663)	(375,810)	(1,021,569)	(340,583)	(414,909)	(414,909)		10,757,834
Deferred warrant expense	(67,038)				67,038
Deficit accumulated
during development stage	(19,096,592)	1,048,291	(971,545)	45,663	101,899	(184,017)	59,492	(1,100,523)	(1,455,452)		(21,552,784)

Statement of Operations (for the three months ended December 31, 2007)
General and administrative	$1,367,677		$15,104		$(33,773)			$1,033,412	$1,372,624		$3,755,044
Interest expense	(188,625)					(288,036)	(30,065)				(506,726)
Decrease (increase) in
warrant liability		703,326			92,762		178,155	(67,111)	(82,829)		824,303
Increase in beneficial
conversion feature liability						208,150					208,150
Beneficial conversion
feature expense	(231,998)					231,998					-

Statement of Operations (since inception)
General and administrative	$14,519,764		$265,650	$24,367	$21,625		$87,736	$1,033,412	$1,372,624	$(618,712)	$16,706,466
Research and development	1,449,474									526,466	1,975,940
Interest expense	(658,869)					(939,542)	(85,244)				(1,683,655)
Decrease in
warrant liability		1,048,291		70,029	123,524		232,472	(67,111)	(82,829)		1,324,376
Increase in beneficial
conversion feature liability			(273,895)			208,150					(65,745)
Beneficial conversion
feature expense	(548,858)					548,858					-
Legal settlement	434,603									(89,654)	344,949
Income taxes	10,800									2,592	13,392

Statement of Cash Flows (for the three months ended December 31, 2007)
Net loss	$(1,796,444)	$703,326	$(15,104)		$126,535	$(207,898)	$208,220	$(966,301)	$(1,289,795)		$(3,237,461)
Amortization of beneficial conversion
features discount and warrant discount	309,480		15,104			56,038	30,065				410,687
Stock based compensation
expense-employee	414,909								1,372,624		1,787,533
Stock based compensation
expense-consultant	414,909							1,033,412			1,448,321
(Decrease) increase in warrant liability		(703,326)			(92,762)		(178,155)	67,111	82,829		(824,303)
Increase in beneficial conversion
feature liability						(208,150)					(208,150)
Accrued expenses	135,529									(46,125)	89,404
Accrual of liquidating damages										46,125	46,125

	As Previously Stated	2001 Executive Officers Option Plan	Advisory Board Compensation	Warrants Related to 2004 Stock Purchase Agreement	Warrants Issued for Services for the Year Ended September 30, 2007	Beneficial Conversion Features and Beneficial Conversion Features Discount	Warrants Related to $1,025,000 of Convertible Bridge Notes and Warrant Discount	Warrants Issued to Consultant for the Three Months Ended December 31, 2007	Options Issued to Employees for the Three Month Period Ended December 31, 2007	Reclassifications	As Restated
Statement of Cash Flows (since inception)
Net loss	$(19,096,592)	$1,048,291	$(32,504)	$45,662	$126,535	$(1,147,692)	$59,492	$(1,100,523)	$(1,455,453)		$(21,552,784)
Amortization of beneficial conversion feature discount and warrant discount	231,998		265,650			661,620	85,244				1,244,512
Stock based compensation expense - employee	414,909								1,372,624	1,835,957	3,623,490
Stock based compensation expense - consultant	414,909							1,033,412		2,360,944	3,809,265
Warrants issued for consulting services	217,366									(217,366)	-
Issuance of Common Stock for compensation	1,835,957									(1,835,957)	-
Issuance of Common Stock for services	2,181,486									(2,181,486)	-
Decrease in warrant liability		(1,048,291)		(70,029)	(123,524)		(232,472)	67,111	82,829		(1,324,376)
Decrease in beneficial conversion feature liability			4,044			(208,150)					(204,106)
Increase in other assets	40,372									(40,372)	-
Increase in advances to employees	(512,077)									512,077	-
Decrease in other receivables	3,000									(3,000)	-
Increase in deposits	(104,600)									104,600	-
Other current assets										(509,077)	(509,077)
Other assets										(64,228)	(64,228)
Accrued expenses	1,702,873		970,021								2,672,894
Accrual of liquidating damages											-
P roceeds from issuance of notes	2,313,433									(2,313,433)	-
Proceeds from convertible notes payable										1,861,000	1,861,000
Proceeds from notes payable to related party										457,433	457,433
P ayments on notes payable to related party										(5,000)	(5,000)
Issuance of common stock for cash	7,376,094									10,000	7,386,094
Receipt of cash for stock to be issued	53,900									(10,000)	43,900

We are in the process of amending our 10-KSB and 10-QSB to include the restated financial information. We intend to file these amendments as soon as practicable.

Our Chief Executive Officer discussed with our independent public accountant, Kabani & Company, Inc., the matters disclosed in the Original Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 23, 2008

SIONIX CORPORATION

By:	/s/ Richard H. Papalian
Richard H. Papalian, Chief Executive Officer